                        ANNUAL REPORT / OCTOBER 31, 2001

                                AIM CHARTER FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                           FULL SAIL BY JAMES G. TYLER

  THIS BOAT WITH BILLOWING SAILS DEPICTS CONFIDENCE AND A SENSE OF PURPOSE AND

DIRECTION AS IT PRESSES ON THROUGH EVER-CHANGING SEAS TO REACH ITS DESTINATION.

 IN THE SAME WAY, AIM CHARTER FUND MAINTAINS A DISCIPLINED INVESTMENT COURSE TO

                                REACH ITS GOAL.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The unmanaged Lipper Large-Cap Core Equity Fund Index represents an average of the performance of the 30 largest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The unmanaged Russell 1000 Index represents the performance of large-capitalization companies.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                   Dear Fellow Shareholder:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year, while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                        To give you some idea of how harsh the equity
                   environment has been, for major domestic and global
benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
For the fiscal year ended October 31, 2001, the AIM Charter Fund posted disappointing total returns. For example, at net asset value Class A shares declined 38.75%. This was in line with the -40.27% return of the Lipper Large-Cap Growth Fund Index for the same period. It is worth noting that for each of the previous six fiscal years, your fund posted substantial double-digit returns, and as shown in the long-term performance chart later in this report, over the long term, AIM Charter Fund handsomely outperforms the market in general as represented by the S&P 500.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

AIM CHARTER FUND BUFFETED BY CHOPPY MARKETS

HOW HAS AIM CHARTER FUND PERFORMED IN THIS PAST YEAR'S TURBULENT MARKET?
The last year has seen some of the most difficult equity markets in recent memory. Stocks of all classes and styles, in almost every sector of the economy, regardless of market capitalization, lost value as the major stock indexes dropped to lows that hadn't been seen in years. Large-cap growth stocks, in which AIM Charter Fund invests, were particularly hard hit. The large-cap growth area was out of favor for nearly the entire fiscal year. For the fiscal year ended October 31, 2001, the AIM Charter Fund posted total returns of -38.75% for Class A Shares, -39.14% for Class B Shares, and -39.20% for Class C Shares. (These figures are at net asset value, which does not include sales charges.) These performance figures reflect the difficult investment environment that all equity funds have experienced over the last year. The Lipper Large-Cap Growth Index had a one year return of -40.27%, as of October 31, 2001.

WHAT WERE THE MARKET CONDITIONS DURING THE FISCAL YEAR?
The last four quarters have been very disappointing for the U. S. economy and for nearly all equity investors. Large-cap, mid-cap, and small-cap growth stocks have lost value. The Dow Jones Industrial Average saw a substantial decline over the course of the year, as did the S&P 500 stock index. The technology-heavy Nasdaq index fell even more sharply. The economy of the United States posted negative economic growth in the third quarter of 2001, and leading indicators suggested that growth would be negative in the fourth quarter as well. The Federal Reserve Board (the Fed), trying to slow the decline and restart the economy, has lowered interest rates nine times during the fiscal year. Equity markets throughout the world have declined as well, as the slowing U.S. economy has dragged down the economies of its trading partners.
    Much of this downturn is due to the fact that after the boom years of 1998, 1999, and early 2000, many stocks were, in retrospect, substantially overvalued. Stock prices had soared, but eventually it became apparent that corporate earnings had not grown as much as the stock prices had, and the prices began a slide that built momentum and eventually affected almost every area of the market.
    All of this was compounded by the tragedies of September 11, which caused dramatic economic upheaval. The stock exchanges were closed for several days, and when they re-opened, panic selling sent the stock market into one of its steepest declines ever. Many of the downward trends that already existed in the market accelerated after the September 11 attacks, and the markets hit new lows for the year.
    But there was some good news. By the end of October, much of that lost ground had been made up, and the rallying market may signal that the worst is over. The Fed's rate cuts, coupled with the economic stimulus package that the federal government may implement, could lead to economic growth ahead. In

FUND AT A GLANCE

AIM Charter Fund seeks growth of capital by investing in securities of companies that have the potential for long-term, above average growth in earnings and dividends.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Offers investors a relatively conservative way to invest in AIM's time-tested growth equity strategy

o   Strikes a balance between core growth and earnings momentum stocks

o   Diversified across market sectors

AIM CHARTER FUND

Average Annual Total Returns, at Net Asset Value
11/26/1968 to 10/31/2001

================================================================================

FUND CLASS A SHARES        12.45%

S&P 500 INDEX              10.97%

                                                             Source: Lipper Inc.

================================================================================

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

=====================================================================================================
TOP 10 HOLDINGS                                           TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------
 1. Citigroup Inc.                      4.0%              1. Diversified Financial Services     16.2%

 2. General Electric Co.                3.9               2. Pharmaceuticals                    11.8

 3. Microsoft Corp.                     3.4               3. Industrial Conglomerates            6.9

 4. American International Group Inc.   3.1               4. Semiconductors                      5.5

 5. Pfizer Inc.                         3.1               5. Systems Software                    5.1

 6. Target Corp.                        3.0               6. General Merchandise Stores          4.4

 7. Tyco International Ltd. (Bermuda)   3.0               7. Multi-Line Insurance                3.1

 8. Morgan Stanley Dean Witter & Co.    2.9               8. Banks                               3.0

 9. AOL Time Warner Inc.                2.1               9. Movies and Entertainment            3.0

10. Johnson & Johnson                   2.1              10. Computer Hardware                   3.0

The Fund's portfolio composition is subject to change, and there is no guarantee that the Fund will continue to hold any particular security.

=====================================================================================================

the past, this kind of aggressive rate-cutting by the Fed has resulted in a return to growing equity markets, usually taking six to twelve months to work through the rest of the economy.

WHAT HAPPENED IN THE LARGE-CAP GROWTH AREA?
One of the most difficult aspects of this past year has been the substantial devaluation of large-cap growth stocks. Across the board, even for solid companies with good fundamentals and excellent long-term prospects, stock prices dropped dramatically. Investors that were looking for large-cap companies with growing earnings found almost nothing that was not losing value. Very few firms posted increasing earnings, and in fact, many lowered their earnings expectations drastically. For funds like the AIM Charter Fund that invest primarily in these types of stocks, there were very few large-cap companies with increasing earnings or steady growth.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued to follow our investment discipline of investing in large companies with above-average growth prospects. We focused on our core growth holdings, consolidating our holdings in companies that have had good growth records and growing dividends. We expect these companies to return to favor as the market begins to turn around, as many of them are good long-term investments, even though their share price has suffered with the rest of the market. We also stayed diversified across market sectors, and increased holdings in defensive areas such as health care.

WHAT WERE SOME INTERESTING COMPANIES THAT YOU HAVE HELD IN THE FUND?

o Citigroup Inc.--the largest financial services company in the world, and a market leader in many of its businesses--has done very well for us this year.
o Tyco International Ltd.--a conglomerate that controls more than 200 businesses in several sectors of the economy.
o Pfizer Inc.--the largest pharmaceutical company in the world--is a company that has had steady growth, and as a health care company, is in a sector that was less affected by the decline in the economy.

ANY CLOSING COMMENTS?
While there is still weakness in the economy, there are many reasons for optimism:

o The Fed and the federal government have pursued an aggressive policy designed to stimulate the economy. In the past, this type of fiscal and monetary stimulus has resulted in a return to growth.
o   Inflation is still very low, as are oil and gas prices.
o There is a great deal of cash on the sidelines, in money market funds. Should these investors return to the stock market, they would increase the demand for stocks in general.
o According to many models, the stock market and large-cap growth stocks specifically are substantially undervalued compared to their historic values.
o Since the market low of September 21, most market indexes, as well as the fund, have seen a healthy rebound. As the market and the economy begin to turn around, we believe the AIM Charter Fund is well positioned to take advantage of future growth.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (11/26/68)        12.26%
 10 Years                     8.29
  5 Years                     4.73
  1 Year                    -42.12

CLASS B SHARES
 Inception (6/26/95)          7.85%
  5 Years                     4.84
  1 Year                    -42.01

CLASS C SHARES
 Inception (8/4/97)          -0.61%
  1 Year                    -39.78

In addition to the returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter end, which were as follows. Class A shares, one year, -46.86%; five years, 3.98%; 10 years, 7.99%; inception (11/26/68), 12.15%. Class B shares, one year, -46.78%; five years, 4.07%; inception (6/26/95), 7.22%. Class C shares, one year, -44.66%; inception (8/04/97), -1.62%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
11/26/1968-10/31/01

================================================================================
FUND CLASS A SHARES             S&P 500 INDEX
11/68     9450                  11/68      10000
          9577                              9238
          7043                              8214
          9192                              9599
10/72    12774                  10/72      11703
         14167                             11704
          9745                              8335
         11909                             10500
10/76    14380                  10/76      12617
         16096                             11855
         21539                             12608
         27424                             14555
10/80    42322                  10/80      19229
         45453                             19339
         49295                             22488
         63958                             28772
10/84    59005                  10/84      30605
         67504                             36521
         88830                             48641
         94802                             51753
10/88   100392                  10/88      59390
        134211                             75042
        139387                             69430
        191838                             92630
10/92   199853                  10/92     101845
        233674                            117030
        227704                            121544
        289253                            153642
10/96   337539                  10/96     190640
        434004                            251833
        482530                            307267
        646872                            386120
        734805                            409587
10/01   450537                  10/01     307721

                                                             Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

================================================================================
The chart compares AIM Charter Fund Class A Shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 11/26/68-10/31/01. Please note that performance results for the index are for the period 12/01/68-10/31/01.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 Index is not managed, and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B, and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on sale of fund shares.
    Performance of the index does not reflect the effects of taxes, either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private. AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                 MARKET
                                                 SHARES          VALUE
STOCKS & OTHER EQUITY
INTERESTS-97.69%

ADVERTISING-0.75%

Interpublic Group of Cos., Inc. (The)              350,000   $    7,857,500
---------------------------------------------------------------------------
Omnicom Group Inc.                                 400,000       30,712,000
===========================================================================
                                                                 38,569,500
===========================================================================

AEROSPACE & DEFENSE-1.43%

Boeing Co. (The)                                   550,000       17,930,000
---------------------------------------------------------------------------
General Dynamics Corp.                             350,000       28,560,000
---------------------------------------------------------------------------
United Technologies Corp.                          500,000       26,945,000
===========================================================================
                                                                 73,435,000
===========================================================================

AIRLINES-0.31%

Southwest Airlines Co.                           1,000,000       15,900,000
===========================================================================

APPAREL RETAIL-0.51%

Gap, Inc. (The)                                  2,000,000       26,140,000
===========================================================================

AUTO PARTS & EQUIPMENT-0.28%

Johnson Controls, Inc.                             200,000       14,464,000
===========================================================================

BANKS-3.00%

Bank of America Corp.                              500,000       29,495,000
---------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 1,500,000       51,015,000
---------------------------------------------------------------------------
Fifth Third Bancorp                                400,000       22,568,000
---------------------------------------------------------------------------
Washington Mutual, Inc.                            700,000       21,133,000
---------------------------------------------------------------------------
Wells Fargo & Co.                                  750,000       29,625,000
===========================================================================
                                                                153,836,000
===========================================================================

BIOTECHNOLOGY-0.55%

Amgen Inc.(a)                                      500,000       28,410,000
===========================================================================

BREWERS-0.41%

Anheuser-Busch Cos., Inc.                          500,000       20,830,000
===========================================================================

BROADCASTING & CABLE TV-0.93%

Clear Channel Communications, Inc.(a)              500,000       19,060,000
---------------------------------------------------------------------------
Comcast Corp.-Class A(a)                           800,000       28,672,000
===========================================================================
                                                                 47,732,000
===========================================================================

BUILDING PRODUCTS-0.33%

Masco Corp.                                        850,000       16,855,500
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.21%

Best Buy Co., Inc.(a)                              200,000       10,980,000
===========================================================================

COMPUTER HARDWARE-2.77%

Dell Computer Corp.(a)                           1,500,000       35,970,000
---------------------------------------------------------------------------
International Business Machines Corp.              725,000       78,350,750
---------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                        2,750,000       27,912,500
===========================================================================
                                                                142,233,250
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

COMPUTER STORAGE & PERIPHERALS-0.30%

EMC Corp.(a)                                     1,250,000   $   15,400,000
===========================================================================

CONSUMER FINANCE-0.94%

Capital One Financial Corp.                        600,000       24,786,000
---------------------------------------------------------------------------
MBNA Corp.                                         500,000       13,805,000
---------------------------------------------------------------------------
Providian Financial Corp.                        2,500,000        9,725,000
===========================================================================
                                                                 48,316,000
===========================================================================

DATA PROCESSING SERVICES-0.23%

Paychex, Inc.                                      362,800       11,631,368
===========================================================================

DEPARTMENT STORES-1.08%

Kohl's Corp.(a)                                  1,000,000       55,610,000
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.95%

Cendant Corp.(a)                                 3,750,000       48,600,000
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-16.23%

American Express Co.                               500,000       14,715,000
---------------------------------------------------------------------------
Citigroup Inc.                                   4,500,000      204,840,000
---------------------------------------------------------------------------
Fannie Mae                                         650,000       52,624,000
---------------------------------------------------------------------------
Freddie Mac                                      1,500,000      101,730,000
---------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    650,000       50,804,000
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          3,000,000      106,080,000
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        1,750,000       76,492,500
---------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 3,000,000      146,760,000
---------------------------------------------------------------------------
State Street Corp.                                 400,000       18,216,000
---------------------------------------------------------------------------
Stilwell Financial, Inc.                         3,000,000       60,330,000
===========================================================================
                                                                832,591,500
===========================================================================

DRUG RETAIL-1.16%

CVS Corp.                                          450,000       10,755,000
---------------------------------------------------------------------------
Walgreen Co.                                     1,500,000       48,570,000
===========================================================================
                                                                 59,325,000
===========================================================================

ELECTRIC UTILITIES-0.86%

Calpine Corp.(a)                                   650,000       16,087,500
---------------------------------------------------------------------------
Edison International(a)                            350,000        4,973,500
---------------------------------------------------------------------------
Mirant Corp.(a)                                    600,000       15,600,000
---------------------------------------------------------------------------
PG&E Corp.(a)                                      400,000        7,224,000
===========================================================================
                                                                 43,885,000
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.65%

Celestica Inc. (Canada)(a)                       2,000,000       68,640,000
---------------------------------------------------------------------------
Jabil Circuit, Inc.(a)                             400,000        8,480,000
---------------------------------------------------------------------------
Sanmina Corp.(a)                                   500,000        7,570,000
===========================================================================
                                                                 84,690,000
===========================================================================

EMPLOYMENT SERVICES-0.14%

Robert Half International Inc.(a)                  350,000        7,220,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

ENVIRONMENTAL SERVICES-0.36%

Waste Management, Inc.                             750,000   $   18,375,000
===========================================================================

FOOD DISTRIBUTORS-0.30%

Sysco Corp.                                        650,000       15,671,500
===========================================================================

FOOD RETAIL-0.61%

Kroger Co. (The)(a)                                600,000       14,676,000
---------------------------------------------------------------------------
Safeway Inc.(a)                                    400,000       16,660,000
===========================================================================
                                                                 31,336,000
===========================================================================

GENERAL MERCHANDISE STORES-4.44%

Family Dollar Stores, Inc.                         350,000       10,101,000
---------------------------------------------------------------------------
Target Corp.                                     5,000,000      155,750,000
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            1,200,000       61,680,000
===========================================================================
                                                                227,531,000
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.52%

Cardinal Health, Inc.                              400,000       26,844,000
===========================================================================

HEALTH CARE EQUIPMENT-1.94%

Baxter International Inc.                        1,000,000       48,370,000
---------------------------------------------------------------------------
Medtronic, Inc.                                  1,000,000       40,300,000
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           350,000       10,818,500
===========================================================================
                                                                 99,488,500
===========================================================================

HOME IMPROVEMENT RETAIL-1.88%

Home Depot, Inc. (The)                           1,500,000       57,345,000
---------------------------------------------------------------------------
Lowe's Cos., Inc.                                1,150,000       39,215,000
===========================================================================
                                                                 96,560,000
===========================================================================

HOTELS-0.90%

Carnival Corp.                                     800,000       17,424,000
---------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                     2,000,000       22,000,000
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          300,000        6,612,000
===========================================================================
                                                                 46,036,000
===========================================================================

HOUSEHOLD PRODUCTS-0.34%

Colgate-Palmolive Co.                              300,000       17,256,000
===========================================================================

INDUSTRIAL CONGLOMERATES-6.92%

General Electric Co.                             5,500,000      200,255,000
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                3,150,000      154,791,000
===========================================================================
                                                                355,046,000
===========================================================================

INDUSTRIAL MACHINERY-0.33%

Danaher Corp.                                      300,000       16,722,000
===========================================================================

INSURANCE BROKERS-0.47%

Marsh & McLennan Cos., Inc.                        250,000       24,187,500
===========================================================================

INTEGRATED OIL & GAS-1.29%

ChevronTexaco Corp.                                300,000       26,565,000
---------------------------------------------------------------------------
Exxon Mobil Corp.                                1,000,000       39,450,000
===========================================================================
                                                                 66,015,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

INTEGRATED TELECOMMUNICATION SERVICES-0.74%

SBC Communications Inc.                          1,000,000   $   38,110,000
===========================================================================

LEISURE PRODUCTS-0.22%

Mattel, Inc.(a)                                    600,000       11,358,000
===========================================================================

LIFE & HEALTH INSURANCE-0.35%

AFLAC, Inc.                                        300,000        7,338,000
---------------------------------------------------------------------------
Conseco, Inc.(a)                                 3,500,000       10,465,000
===========================================================================
                                                                 17,803,000
===========================================================================

MANAGED HEALTH CARE-0.51%

UnitedHealth Group Inc.                            400,000       26,300,000
===========================================================================

MOTORCYCLE MANUFACTURERS-0.53%

Harley-Davidson, Inc.                              600,000       27,156,000
===========================================================================

MOVIES & ENTERTAINMENT-2.99%

AOL Time Warner Inc.(a)                          3,500,000      109,235,000
---------------------------------------------------------------------------
Viacom Inc.-Class B(a)                           1,000,000       36,510,000
---------------------------------------------------------------------------
Walt Disney Co. (The)                              400,000        7,436,000
===========================================================================
                                                                153,181,000
===========================================================================

MULTI-LINE INSURANCE-3.06%

American International Group, Inc.               2,000,000      157,200,000
===========================================================================

MULTI-UTILITIES-1.27%

Dynegy Inc.-Class A                                650,000       23,335,000
---------------------------------------------------------------------------
Enron Corp.                                      3,000,000       41,700,000
===========================================================================
                                                                 65,035,000
===========================================================================

NETWORKING EQUIPMENT-1.57%

Cisco Systems, Inc.(a)                           4,750,000       80,370,000
===========================================================================

OIL & GAS DRILLING-0.44%

Transocean Sedco Forex Inc.                        750,000       22,612,500
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.52%

Baker Hughes Inc.                                  400,000       14,332,000
---------------------------------------------------------------------------
Halliburton Co.                                    500,000       12,345,000
===========================================================================
                                                                 26,677,000
===========================================================================

PERSONAL PRODUCTS-0.39%

Gillette Co.                                       650,000       20,208,500
===========================================================================

PHARMACEUTICALS-11.75%

Abbott Laboratories                                500,000       26,490,000
---------------------------------------------------------------------------
Allergan, Inc.                                     600,000       43,074,000
---------------------------------------------------------------------------
American Home Products Corp.                       700,000       39,081,000
---------------------------------------------------------------------------
Bristol-Myers Squibb Co.                         1,500,000       80,175,000
---------------------------------------------------------------------------
Johnson & Johnson                                1,850,000      107,133,500
---------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      500,000       19,495,000
---------------------------------------------------------------------------
Pfizer Inc.                                      3,750,000      157,125,000
---------------------------------------------------------------------------
Pharmacia Corp.                                    400,000       16,208,000
---------------------------------------------------------------------------
Pharmacia Corp.-$2.60 Conv. Pfd. ACES            1,000,000       39,500,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
PHARMACEUTICALS-(CONTINUED)

Schering-Plough Corp.                            2,000,000   $   74,360,000
===========================================================================
                                                                602,641,500
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.98%

ACE Ltd. (Bermuda)                                 375,000       13,218,750
---------------------------------------------------------------------------
MGIC Investment Corp.                              200,000       10,348,000
---------------------------------------------------------------------------
St. Paul Co., Inc. (The)                           250,000       11,475,000
---------------------------------------------------------------------------
XL Captial Ltd.-Class A (Bermuda)                  175,000       15,200,500
===========================================================================
                                                                 50,242,250
===========================================================================

SEMICONDUCTOR EQUIPMENT-2.41%

Applied Materials, Inc.(a)                       2,000,000       68,220,000
---------------------------------------------------------------------------
KLA-Tencor Corp.(a)                              1,350,000       55,161,000
===========================================================================
                                                                123,381,000
===========================================================================

SEMICONDUCTORS-5.51%

Altera Corp.(a)                                  1,250,000       25,250,000
---------------------------------------------------------------------------
Analog Devices, Inc.(a)                          1,350,000       51,300,000
---------------------------------------------------------------------------
Intel Corp.                                      3,300,000       80,586,000
---------------------------------------------------------------------------
Linear Technology Corp.                            800,000       31,040,000
---------------------------------------------------------------------------
Texas Instruments Inc.                           2,500,000       69,975,000
---------------------------------------------------------------------------
Xilinx, Inc.(a)                                    800,000       24,336,000
===========================================================================
                                                                282,487,000
===========================================================================

SOFT DRINKS-1.89%

Coca-Cola Co. (The)                                400,000       19,152,000
---------------------------------------------------------------------------
PepsiCo, Inc.                                    1,600,000       77,936,000
===========================================================================
                                                                 97,088,000
===========================================================================

SPECIALTY STORES-0.49%

Bed Bath & Beyond Inc.(a)                          625,000       15,662,500
---------------------------------------------------------------------------
Tiffany & Co.                                      400,000        9,356,000
===========================================================================
                                                                 25,018,500
===========================================================================

SYSTEMS SOFTWARE-4.50%

Computer Associates International, Inc.            500,000       15,460,000
---------------------------------------------------------------------------
Microsoft Corp.(a)                               3,000,000      174,450,000
---------------------------------------------------------------------------
Oracle Corp.(a)                                  3,000,000       40,680,000
===========================================================================
                                                                230,590,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

TELECOMMUNICATIONS EQUIPMENT-1.53%

Motorola, Inc.                                   3,000,000   $   49,110,000
---------------------------------------------------------------------------
QUALCOMM Inc.(a)                                   600,000       29,472,000
===========================================================================
                                                                 78,582,000
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.72%

Sprint Corp. (PCS Group)(a)                      1,650,000       36,795,000
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $4,700,032,339)                                   5,010,559,368
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT
CONVERTIBLE NOTES-1.13%

COMPUTER HARDWARE-0.21%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Putable, Sub. Deb.,
  8.00%, 05/01/03 (Acquired 03/07/00-
  04/19/01; Cost $10,476,000)(b)(c)(d)         $17,900,000        3,222,000
---------------------------------------------------------------------------
  8.00%, 05/01/03 (Acquired 04/17/98-
  04/19/01; Cost $37,053,750)(b)(c)(d)          42,800,000        7,704,000
===========================================================================
                                                                 10,926,000
===========================================================================

SYSTEMS SOFTWARE-0.58%

VERITAS Software Corp., Conv. Unsec. Notes,
  5.25%, 11/01/04                               10,000,000       29,700,000
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.34%

Lucent Technologies Inc., Conv. Pfd. Notes,
  8.00%, 08/15/31 (Acquired 08/01/01;
  Cost $15,000,000)(b)                              15,000       17,381,250
===========================================================================
    Total Convertible Notes
      (Cost $76,114,568)                                         58,007,250
===========================================================================

                                                 SHARES

MONEY MARKET FUNDS-2.00%

STIC Liquid Assets Portfolio(e)                 51,095,980       51,095,980
---------------------------------------------------------------------------
STIC Prime Portfolio(e)                         51,095,980       51,095,980
===========================================================================
    Total Money Market Funds
      (Cost $102,191,960)                                       102,191,960
===========================================================================
TOTAL INVESTMENTS-100.82%
  (Cost $4,878,338,867)                                       5,170,758,578
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.82)%                           (41,803,588)
===========================================================================
NET ASSETS-100.00%                                           $5,128,954,990
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ACES    - Automatically Convertible Equity Security
Conv.   - Convertible
Deb.    - Debentures
Gtd.    - Guaranteed
Pfd.    - Preferred
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $28,307,250, which represented 0.55% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $4,878,338,867)*                             $5,170,758,578
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,054,271
-------------------------------------------------------------
  Fund shares sold                                  2,481,747
-------------------------------------------------------------
  Dividends and interest                            3,369,978
-------------------------------------------------------------
Investment for deferred compensation plan             141,930
-------------------------------------------------------------
Collateral for securities loaned                  157,871,000
-------------------------------------------------------------
Other assets                                           63,412
=============================================================
    Total assets                                5,335,740,916
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            29,422,955
-------------------------------------------------------------
  Fund shares reacquired                           13,505,626
-------------------------------------------------------------
  Deferred compensation plan                          141,930
-------------------------------------------------------------
  Collateral upon return of securities loaned     157,871,000
-------------------------------------------------------------
Accrued distribution fees                           3,766,293
-------------------------------------------------------------
Accrued trustees' fees                                  2,588
-------------------------------------------------------------
Accrued transfer agent fees                         1,757,658
-------------------------------------------------------------
Accrued operating expenses                            317,876
=============================================================
    Total liabilities                             206,785,926
=============================================================
Net assets applicable to shares outstanding    $5,128,954,990
=============================================================

NET ASSETS:

Class A                                        $3,159,303,778
_____________________________________________________________
=============================================================
Class B                                        $1,719,470,450
_____________________________________________________________
=============================================================
Class C                                        $  248,533,219
_____________________________________________________________
=============================================================
Institutional Class                            $    1,647,543
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           301,921,398
_____________________________________________________________
=============================================================
Class B                                           168,970,042
_____________________________________________________________
=============================================================
Class C                                            24,353,446
_____________________________________________________________
=============================================================
Institutional Class                                   154,347
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        10.46
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.46 divided by
      94.50%)                                  $        11.07
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        10.18
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        10.21
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $        10.67
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $147,803,828 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $167,987)                                   $    51,939,068
-------------------------------------------------------------
Dividends from affiliated money market funds        9,708,350
-------------------------------------------------------------
Interest                                            2,430,943
-------------------------------------------------------------
Security lending income                               493,642
=============================================================
    Total investment income                        64,572,003
=============================================================

EXPENSES:

Advisory fees                                      43,928,613
-------------------------------------------------------------
Administrative services fees                          383,570
-------------------------------------------------------------
Custodian fees                                        381,521
-------------------------------------------------------------
Distribution fees -- Class A                       12,930,396
-------------------------------------------------------------
Distribution fees -- Class B                       23,400,806
-------------------------------------------------------------
Distribution fees -- Class C                        3,339,941
-------------------------------------------------------------
Transfer agent fees -- Class A                      8,527,137
-------------------------------------------------------------
Transfer agent fees -- Class B                      4,737,943
-------------------------------------------------------------
Transfer agent fees -- Class C                        676,235
-------------------------------------------------------------
Transfer agent fees -- Institutional Class                335
-------------------------------------------------------------
Trustees' fees                                         33,996
-------------------------------------------------------------
Other                                               2,084,211
=============================================================
    Total expenses                                100,424,704
=============================================================
Less: Fees waived                                    (504,457)
-------------------------------------------------------------
    Expenses paid indirectly                         (130,329)
=============================================================
    Net expenses                                   99,789,918
=============================================================
Net investment income (loss)                      (35,217,915)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (1,053,979,957)
-------------------------------------------------------------
  Option contracts written                          2,143,751
=============================================================
                                               (1,051,836,206)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (2,495,927,588)
-------------------------------------------------------------
  Foreign currencies                                   32,252
=============================================================
                                               (2,495,895,336)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts      (3,547,731,542)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(3,582,949,457)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                    2001               2000
                                               ---------------    --------------
OPERATIONS:

  Net investment income (loss)                 $   (35,217,915)   $  (40,843,340)
--------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities and option contracts             (1,051,836,206)      471,954,499
--------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities
    and foreign currencies                      (2,495,895,336)      506,889,736
================================================================================
    Net increase (decrease) in net assets
      resulting from operations                 (3,582,949,457)      938,000,895
================================================================================
Distributions to shareholders from net
  realized gains:
  Class A                                         (282,256,150)     (388,576,691)
--------------------------------------------------------------------------------
  Class B                                         (155,149,624)     (178,887,093)
--------------------------------------------------------------------------------
  Class C                                          (21,295,588)      (12,095,934)
--------------------------------------------------------------------------------
  Institutional Class                                 (157,658)       (5,231,737)
--------------------------------------------------------------------------------
Share transactions-net:
  Class A                                         (161,661,243)      584,181,510
--------------------------------------------------------------------------------
  Class B                                           (2,882,485)      797,259,785
--------------------------------------------------------------------------------
  Class C                                           28,949,621       277,016,670
--------------------------------------------------------------------------------
  Institutional Class                                 (227,735)      (65,767,394)
================================================================================
    Net increase (decrease) in net assets       (4,177,630,319)    1,945,900,011
================================================================================

NET ASSETS:

  Beginning of year                              9,306,585,309     7,360,685,298
================================================================================
  End of year                                  $ 5,128,954,990    $9,306,585,309
________________________________________________________________________________
================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $ 5,916,415,607    $6,086,848,912
--------------------------------------------------------------------------------
  Undistributed net investment income (loss)          (892,327)         (265,564)
--------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                        (1,078,954,767)      431,720,148
--------------------------------------------------------------------------------
  Unrealized appreciation of investment
    securities, foreign currencies and option
    contracts                                      292,386,477     2,788,281,813
================================================================================
                                               $ 5,128,954,990    $9,306,585,309
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $34,591,152, undistributed net realized gains increased by $20,311 and paid in capital decreased by $34,611,463 as a result of net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassifications noted above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $1,010,857,488 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.


NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $504,457. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $383,570 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $6,916,602 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $12,930,396, $23,400,806 and $3,339,941, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,328,439 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $191,689 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $13,632 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $122,815 and reductions in custodian fees of $7,514 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $130,329.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $147,803,828 were on loan to brokers. The loans were secured by cash collateral of $157,871,000 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $493,642 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $5,289,825,997 and $5,527,271,604, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $756,700,389
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (532,958,136)
=========================================================
Net unrealized appreciation of investment
  securities                                 $223,742,253
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $4,947,016,325.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of year                       --     $        --
----------------------------------------------------------
Written                             15,000       3,870,757
----------------------------------------------------------
Closed                             (15,000)     (3,870,757)
==========================================================
End of year                             --     $        --
__________________________________________________________
==========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    --------------
Sold:
  Class A                                                      37,578,186    $ 517,083,181     57,178,653    $1,066,455,209
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      24,357,854      333,276,040     53,229,017       974,381,372
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       7,575,697      105,353,193     16,418,781       302,161,441
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              21,223          287,988        579,610        10,786,891
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      17,611,530      266,615,003     21,344,032       366,468,078
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,886,847      146,422,053      9,983,505       169,088,645
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,369,533       20,351,280        672,773        11,427,814
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               8,709          133,843        294,477         5,109,184
===========================================================================================================================
Reacquired:
  Class A                                                     (74,345,004)    (945,359,427)   (45,774,876)     (848,741,777)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (39,590,160)    (482,580,578)   (18,927,570)     (346,210,232)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (7,831,344)     (96,754,852)    (1,991,214)      (36,572,585)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (52,054)        (649,566)    (4,553,078)      (81,663,469)
===========================================================================================================================
                                                              (23,408,983)   $(135,821,842)    88,454,110    $1,592,690,571
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                 2001         2000(a)         1999          1998          1997
                                                              -----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $     18.07    $    17.16    $    13.32    $    13.41    $    11.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.03)        (0.04)         0.02          0.12          0.10
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (6.70)         2.30          4.39          1.23          2.91
=================================================================================================================================
    Total from investment operations                                (6.73)         2.26          4.41          1.35          3.01
=================================================================================================================================
Less distributions:
  Dividends from net investment income                                 --            --         (0.03)        (0.10)        (0.12)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (0.88)        (1.35)        (0.54)        (1.34)        (0.67)
=================================================================================================================================
    Total distributions                                             (0.88)        (1.35)        (0.57)        (1.44)        (0.79)
=================================================================================================================================
Net asset value, end of period                                $     10.46    $    18.07    $    17.16    $    13.32    $    13.41
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                    (38.75)%       13.60%        34.05%        11.20%        28.57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 3,159,304    $5,801,869    $4,948,666    $3,706,938    $3,466,912
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.16%(c)       1.06%        1.05%         1.08%         1.09%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.17%(c)       1.08%        1.07%         1.10%         1.10%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets         (0.24)%(c)      (0.20)%       0.11%        0.95%         0.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                                78%           80%          107%          154%          170%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $4,310,131,950.

                                                                                           CLASS B
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                 2001        2000(a)         1999          1998          1997
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    17.72    $    16.97    $    13.24    $    13.37    $    11.18
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.13)        (0.17)        (0.10)         0.02          0.01
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (6.53)         2.27          4.37          1.22          2.89
================================================================================================================================
    Total from investment operations                               (6.66)         2.10          4.27          1.24          2.90
================================================================================================================================
Less distributions:
  Dividends from net investment income                                --            --            --         (0.03)        (0.04)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.88)        (1.35)        (0.54)        (1.34)        (0.67)
================================================================================================================================
    Total distributions                                            (0.88)        (1.35)        (0.54)        (1.37)        (0.71)
================================================================================================================================
Net asset value, end of period                                $    10.18    $    17.72    $    16.97    $    13.24    $    13.37
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (39.14)%       12.76%        33.06%        10.33%        27.54%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,719,470    $3,088,611    $2,206,752    $1,408,687    $1,056,094
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.86%(c)       1.80%        1.80%         1.84%         1.85%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.87%(c)       1.82%        1.82%         1.86%         1.86%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.94)%(c)      (0.94)%      (0.64)%       0.19%         0.03%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               78%           80%          107%          154%          170%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $2,340,080,599.

                                                                                           CLASS C
                                                            ---------------------------------------------------------------------
                                                                                                               AUGUST 4, 1997
                                                                      YEAR ENDED OCTOBER 31,               (DATE SALES COMMENCED)
                                                            -------------------------------------------        TO OCTOBER 31,
                                                              2001      2000(a)       1999       1998               1997
                                                            --------    --------    --------    -------    ----------------------
Net asset value, beginning of period                        $  17.77    $  17.01    $  13.27    $ 13.39            $13.86
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.13)      (0.17)      (0.09)      0.02                --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (6.55)       2.28        4.37       1.23             (0.45)
=================================================================================================================================
    Total from investment operations                           (6.68)       2.11        4.28       1.25             (0.45)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            --          --          --      (0.03)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.88)      (1.35)      (0.54)     (1.34)            (0.02)
=================================================================================================================================
    Total distributions                                        (0.88)      (1.35)      (0.54)     (1.37)            (0.02)
=================================================================================================================================
Net asset value, end of period                              $  10.21    $  17.77    $  17.01    $ 13.27            $13.39
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               (39.14)%     12.78%      33.06%     10.39%            (3.24)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $248,533    $412,872    $138,467    $37,846            $5,669
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.86%(c)     1.80%      1.80%      1.84%             1.82%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.87%(c)     1.82%      1.82%      1.86%             1.83%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (0.94)%(c)    (0.94)%    (0.64)%    0.19%             0.06%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           78%         80%        107%       154%              170%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $333,944,060.
(d)  Annualized.

CHARTER FUND

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Charter Fund
                       And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Charter Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

CHARTER FUND

BOARD OF TRUSTEES                                  OFFICERS                                  OFFICE OF THE FUND
Robert H. Graham                                   Robert H. Graham                          11 Greenway Plaza
Chairman, President and                            Chairman and President                    Suite 100
Chief Executive Officer                                                                      Houston, TX 77046
A I M Management Group Inc.                        Carol F. Relihan
                                                   Senior Vice President and Secretary       INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                          Gary T. Crum                              A I M Advisors, Inc.
                                                   Senior Vice President                     11 Greenway Plaza
Bruce L. Crockett                                                                            Suite 100
Director                                           Dana R. Sutton                            Houston, TX 77046
ACE Limited;                                       Vice President and Treasurer
Formerly Director, President, and                                                            SUB-ADVISOR
Chief Executive Officer                            Melville B. Cox
COMSAT Corporation                                 Vice President                            A I M Capital Management, Inc.
                                                                                             11 Greenway Plaza
Owen Daly II                                       Edgar M. Larsen                           Suite 100
Formerly, Director                                 Vice President                            Houston, TX 77046
Cortland Trust, Inc.
                                                   Mary J. Benson                            TRANSFER AGENT
Albert R. Dowden                                   Assistant Vice President and
Chairman,                                          Assistant Treasurer                       A I M Fund Services, Inc.
The Cortland Trust, Inc. and                                                                 P.O. Box 4739
DHJ Media, Inc.; and                               Sheri Morris                              Houston, TX 77210-4739
Director, Magellan Insurance Company,              Assistant Vice President and
Formerly Director, President and                   Assistant Treasurer                       CUSTODIAN
Chief Executive Officer,
Volvo Group North America, Inc.; and                                                         State Street Bank and Trust Company
Senior Vice President, AB Volvo                                                              225 Franklin Street
                                                                                             Boston, MA 02110
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                               COUNSEL TO THE FUND
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                     Ballard Spahr
President, Mercantile Bankshares                                                             Andrews & Ingersoll, LLP
                                                                                             1735 Market Street
Jack M. Fields                                                                               Philadelphia, PA 19103
Chief Executive Officer
Twenty First Century Group, Inc.;                                                            COUNSEL TO THE TRUSTEES
Formerly Member
of the U.S. House of Representatives                                                         Kramer, Levin, Naftalis & Frankel LLP
                                                                                             919 Third Avenue
Carl Frischling                                                                              New York, NY 10022
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                        DISTRIBUTOR

Prema Mathai-Davis                                                                           A I M Distributors, Inc.
Member, Visiting Committee,                                                                  11 Greenway Plaza
Harvard University Graduate School                                                           Suite 100
of Education, New School University;                                                         Houston, TX 77046
Formerly Chief Executive Officer,
YWCA of the U.S.A.                                                                           AUDITORS

Lewis F. Pennock                                                                             Ernst & Young LLP
Partner, Pennock & Cooper                                                                    1221 McKinney, Suite 2400
                                                                                             Houston, TX 77010-2007
Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 0% is eligible for the dividends received deduction for corporations. The Fund distributed capital gain of $458,859,020 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS                 A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
      MORE AGGRESSIVE                     MORE AGGRESSIVE                            1976 and managed approximately $141 billion
                                                                                     in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)       AIM Developing Markets                          including individual investors, corporate
AIM Mid Cap Opportunities(1)         AIM European Small Company                      clients and financial institutions, as of
AIM Large Cap Opportunities(1)       AIM Asian Growth                                September 30, 2001.
AIM Emerging Growth                  AIM International Emerging Growth                   The AIM Family of Funds--Registered
AIM Small Cap Growth                 AIM Global Aggressive Growth                    Trademark-- is distributed nationwide, and
AIM Aggressive Growth                AIM European Development                        AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                   AIM Euroland Growth                             complex in the United States in assets under
AIM Dent Demographic Trends          AIM International Equity                        management, according to Strategic Insight,
AIM Constellation                    AIM Global Growth                               an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                 AIM Worldwide Spectrum                          subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                       AIM Global Trends                               world's largest independent financial
AIM Small Cap Equity                 AIM International Value(3)                      services companies with $361 billion in
AIM Capital Development                                                              assets under management as of September 30,
AIM Charter                                MORE CONSERVATIVE                         2001.
AIM Mid Cap Equity
AIM Select Equity(2)                      SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                   MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                      AIM New Technology
AIM Large Cap Basic Value            AIM Global Telecommunications and Technology
AIM Balanced                         AIM Global Energy(4)
AIM Basic Balanced                   AIM Global Infrastructure
                                     AIM Global Financial Services
   MORE CONSERVATIVE                 AIM Global Health Care
                                     AIM Global Utilities
                                     AIM Real Estate(5)


                                            MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

   TAXABLE FIXED-INCOME FUNDS           TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                      MORE AGGRESSIVE

AIM High Yield II                    AIM High Income Municipal
AIM High Yield                       AIM Municipal Bond
AIM Strategic Income                 AIM Tax-Free Intermediate
AIM Income                           AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                  MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        CHT-AR-1

A I M DISTRIBUTORS, INC.